UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 5, 2022
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ALTERYX, INC.
(Exact Name of the Registrant as Specified in its Charter)
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Delaware	001-38034	90-0673106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3345 Michelson Drive,	Suite 400,	Irvine,	California	92612
(Address of Principal Executive Offices)				(Zip Code)
(888) 836-4274
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	AYX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2022, Alteryx, Inc. (the “Company”) appointed Chris Natali as Chief Accounting Officer of the Company, effective January 24, 2022.
Mr. Natali, 44, previously served as Vice President, Assistant Corporate Controller at the Hewlett Packard Enterprise Company. Mr. Natali holds a B.S. in Accountancy from University of Illinois at Urbana-Champaign.
In connection with his appointment as Chief Accounting Officer, pursuant to the terms of an offer letter, dated December 16, 2021, between Mr. Natali and the Company (the “Offer Letter”), Mr. Natali will receive an annual base salary of $375,000, a one-time $100,000 signing bonus payable in two installments, and will be eligible to participate in the Company’s Standard Bonus Plan and receive a discretionary annual bonus of 50% of his base salary. Pursuant to the terms of the Offer Letter, for up to two years after his start date, Mr. Natali will be eligible to receive certain severance benefits in the event of a termination without Cause (as defined in the Offer Letter) within six months following a Change in Control (as defined in the Offer Letter), which include a severance payment equal to six months of Mr. Natali’s then-current base salary and acceleration of any unvested portion of the RSU Award (as defined below), and which are subject to execution of a general release. Mr. Natali will also be granted equity awards consisting of restricted stock units with a grant date value of $2,000,000 (the “RSU Award”). The RSU Award will be subject to a vesting term of three years with one-third of the total shares subject to the RSU Award vesting on the first anniversary of March 1, 2022 (the “Vesting Commencement Date”) and thereafter, an additional one-twelfth of the total shares subject to the RSU Award will vest on each of the subsequent quarterly anniversaries of the Vesting Commencement Date.
There are no family relationships between Mr. Natali and any director or executive officer of the Company, and Mr. Natali has no direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Mr. Natali will enter into the Company’s standard form of indemnity agreement, which is attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the SEC on February 24, 2017 (File No. 333-216237).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERYX, INC.

Date: January 10, 2022	By:	/s/ Christopher M. Lal
Christopher M. Lal
Chief Legal Officer and Corporate Secretary